Commitments and Contingencies (Debt Covenant Ratios) (Details)	Dec. 31, 2017	Sep. 30, 2017	Jun. 30, 2017	Mar. 31, 2017	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Leverage Ratio	3.80	4.02	4.05	4.12	4.21	4.08	4.40	4.80	4.40	4.56	4.61	4.62
Fixed Charge Coverage Ratio	1.77	1.69	1.65	1.65	1.64	1.67	1.64	1.67	1.56	1.48	1.45	1.40